Mahindra and Ford Announce a Joint Venture To Drive Profitable Growth in India and Emerging Markets • Marks a new era of collaboration, using the strengths of both companies to deliver operational excellence and value to stakeholders • The partnership will allow Ford and Mahindra to offer new product to customers faster than before and will deliver profitable growth to both companies • Valued at INR 1,925 crores (US$275 million), the joint venture will drive enhanced competitiveness through greater economies of scale across the automotive value chain, including optimized sourcing, product development, use of relevant technologies and a global network Mumbai/New Delhi, India, October 1, 2019 – Mahindra & Mahindra Limited and Ford Motor Company have signed a definitive agreement to create a joint venture that will develop, market and distribute Ford brand vehicles in India and Ford brand and Mahindra brand vehicles in high-growth emerging markets around the world. Mahindra and Ford will form a joint venture, with Mahindra owning a 51 percent controlling stake and Ford owning a 49 percent stake. Ford will transfer its India operations to the joint venture, including its personnel and assembly plants in Chennai and Sanand. Ford will retain the Ford engine plant operations in Sanand as well as the Global Business Services unit, Ford Credit and Ford Smart Mobility. The joint venture is the next step in the strategic alliance forged between Ford and Mahindra in September 2017 and is expected to be operational by mid-2020, subject to regulatory approvals. The joint venture will be operationally managed by Mahindra, and its governance will be equally composed of representatives of Mahindra and Ford. The joint venture will be responsible for growing the Ford brand in India and exporting its products to Ford entities globally. Ford will continue to own the Ford brand, and its branded vehicles will be distributed through the current Ford India dealer network. Mahindra will continue to own the Mahindra brand and operate its own independent dealer network in India. “Mahindra and Ford coming together is a testament to the long history of cooperation and mutual respect between the two companies. Our combined strengths – Mahindra’s expertise in value-focused engineering and its successful operating model, and Ford’s technical expertise, global reach and access to future technology – are a potent recipe for success. At its core, the partnership will be driven by the shared values of both companies, which are focused on caring for our customers, associates and our communities,” said Anand Mahindra, chairman, Mahindra Group . “Ford and Mahindra have a long history of working together, and we are proud to partner with them to grow the Ford brand in India. We remain deeply committed to our employees, dealers and suppliers, and this new era of collaboration will allow us to deliver more vehicles to consumers in this important market,” said Bill Ford, executive chairman, Ford Motor Company . “At Ford, our purpose for 116 years has always been to drive human progress, and that won’t change. But to continue to do that, we need to evolve with new and faster ways of not only delighting our customers around the world but also solving their very different needs. Strong alliances like this play 1 a crucial role in assuring we continue to achieve our vision while at the same time staying competitive and delivering value to our global stakeholders,” said Jim Hackett, Ford president and CEO . The joint venture expects to introduce three new utility vehicles under the Ford brand, beginning with a new midsize sports utility vehicle that will have a common Mahindra product platform and powertrain. Another area of focus for the joint venture will be electric vehicles. Ford and Mahindra will collaborate to develop vehicles to support the growth of sustainable mobility across emerging markets. Driving greater economies of scale across the automotive value chain including sourcing, product development and access to relevant technologies, the joint venture is expected to achieve enhanced efficiencies to strengthen the Ford brand in India. In addition, the joint venture will be a catalyst for growth for the Ford and Mahindra brands in emerging markets, which are growing at double the rate of the global industry. The joint venture will use the Ford brand distribution network in emerging markets to extend support for export of Mahindra products, in addition to Ford branded vehicles. Exports today form about 7 percent of Mahindra’s auto business revenues and its products are exported to South Africa, Nepal, Bangladesh, Sri Lanka and Chile, among other nations and areas. “Emerging economies including India are expected to account for one in three future vehicle sales,” said Dr. Pawan Goenka, managing director, Mahindra & Mahindra Limited . “The joint venture will have a distinct product portfolio with shared platforms and powertrains, the newest technology, high quality and engineering standards from both Mahindra and Ford, at optimized costs. This winning combination will enable the joint venture to successfully position its vehicles in India, as well as unlock the potential of other highly competitive emerging markets”. “The creation of this joint venture is a pivotal moment in both our companies’ histories. Strong alliances such as this play a crucial role for Ford to compete profitably in the high-volume, affordable vehicle segments so popular with our diverse customer base. By combining our respective talents, we will offer more vehicles to more customers in more places than ever before and deliver profitable growth to both Ford and Mahindra,” said Jim Farley, president of Ford New Businesses, Technology & Strategy . Ford’s newly established International Markets Group (IMG) business unit will play a key role in the process. IMG brings together 100 high-potential, emerged and emerging markets including India Australia, ASEAN, Middle East, Africa and Russia. In addition to the established Ford Ranger and U.S. import businesses in IMG, the formation of this joint venture will add to IMG’s portfolio vehicles specifically tailored for emerging markets, and it places India very much at the centre of Ford’s strategy for IMG. Mahindra has led the utility vehicles segment in India for the past seven decades. The spirit of ingenuity has driven Mahindra to be among the few global companies pioneering the development of clean and affordable technology and it is the only player with a portfolio of electric vehicles commercially available in India. Expanding its global presence, Mahindra owns a majority stake in Ssangyong Motor Company in Korea. Mahindra also has entered into the shared mobility space with investments in ridesharing platforms in the United States. Ford was among the first global automakers to enter India in 1995. As one of the largest exporters of vehicles from the country, Ford manufactures and exports vehicles and engines from its facilities in Chennai, Tamil Nadu and Sanand, Gujarat. India is the third-largest Ford employee base globally, with more than 14,000 people working across the Ford India and Global Business Services operations in Delhi, Chennai and Coimbatore. Under the new structure, Ford will continue its support for all corporate social responsibility initiatives. 2

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About Mahindra

The Mahindra Group is a USD 20.7 billion federation of companies that enables people to rise through innovative mobility solutions, driving rural prosperity, enhancing urban living, nurturing new businesses and fostering communities. It enjoys a leadership position in utility vehicles, information technology, financial services and vacation ownership in India and is the world's largest tractor company, by volume. It also enjoys a strong presence in agribusiness, aerospace, commercial vehicles, components, defence, logistics, real estate, renewable energy, speedboats and steel, amongst other businesses. Headquartered in India, Mahindra employs over 240,000 people across 100 countries.

About Ford Motor Company

Ford Motor Company is a global company based in Dearborn, Michigan. The company designs, manufactures, markets and services a full line of Ford cars, trucks, SUVs, electrified vehicles and Lincoln luxury vehicles, provides financial services through Ford Motor Credit Company and is pursuing leadership positions in electrification, autonomous vehicles and mobility solutions. Ford employs approximately 194,000 people worldwide. For more information regarding Ford, its products and Ford Motor Credit Company, please visit www.corporate.ford.com.

Contact:

Mohan Nair
Mahindra
+ 91 22 28468510
nair.mohan@Mahindra.com

Kapil Sharma
Ford India
+91 98730 78122
Ksharma6@Ford.com

T.R. Reid
Ford Communications
+1 313.319-6683
treid22@ford.com

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